OPTION TO PURCHASE STOCK AGREEMENT

     This Option to Purchase Stock Agreement (the "Agreement") is made and entered into as of the 18th day of May, 2004, by and between Charys Holding Company, Inc., a Delaware corporation located at 1117 Perimeter Center West, Suite N 415, Atlanta Georgia 30338 (the "Optionee"), J. F. Carter & Co., Inc., a North Carolina corporation located at 40871 Ridenhour Road, Richfield, North Carolina (the "Company"), and Joe F. Carter and his wife, Carol F. Carter, both residents of North Carolina (the "Optionors").


                                   WITNESSETH:

     WHEREAS, Optionors own or control all of the issued and outstanding shares, beneficial ownership, or other indicia of ownership of the Company; and

     WHEREAS, Optionee desires to purchase an option from Optionors, and Optionors desire to sell, transfer and convey to the Optionee an option to purchase all control and ownership of the Company, upon the terms and conditions provided by this Agreement;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein set forth, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, hereby covenant and agree as follows:


                                    ARTICLE I

                            OPTION TO PURCHASE SHARES

     Section 1.1    Option  to Purchase.  Optionors  hereby grant to Optionee an
     ----------------------------------
option (the "Option") to purchase and accept from Optionors at the Closing (as defined below), on the terms and subject to the conditions set forth in this Agreement, all of Optionors' control, stock, beneficial ownership, and other indicia of ownership of the Company, which Optionors agree to sell, transfer, assign, convey and deliver to the Optionee at the Closing free and clear of all liens, pledges, and encumbrances of every kind.

     Section 1.2    Consideration.  In  return  for  the  grant of the Option to
     ----------------------------
purchase control, stock, beneficial ownership, and other indicia of ownership of the Company, the Optionee agrees, subject to the terms, conditions and limitations set forth in this Agreement, to pay to Optionors in the sum of Ten U.S. Dollars (U.S. $10.00), the "Consideration."

     Section 1.3    Term.  The period during which the Optionee may exercise the
     -------------------
Option  shall
begin on the Date hereof and shall continue until 11:55 p.m. on the third anniversary hereof (the "Option Period").

     Section 1.4    Exercise  of  Option;  Purchase  Price.  The  Optionee  may
     -----------------------------------------------------
exercise the Option during the Option Period by giving written notice to Optionors in the manner described in Section 1.5 hereto. The Optionee will pay to Optionors at closing an amount (the "Option Purchase Price") equal to the
                                            ---------------------
fair market value of the Shares held by Seller at such time, such value to be mutually agreed upon by the parties but in no case to be less than the cash flow of the Company for the twelve (12) months ended before the date of the notice increased by a multiplier of two (2). The Optionee will pay the full amount of the Option Purchase Price at closing, in cash, stock of Optionee and/or
Promissory  Note  as  agreed  by  the  parties.

     Section 1.5    Exercise of Option and Closing.  The Optionee, in accordance
     ---------------------------------------------
with the terms and conditions of this Agreement, shall give not less than thirty
(30) days prior written notice to the Optionors of Optionee's intention to exercise such Option. The closing of the purchase under such Option shall be held as promptly as possible after such notice has been received, but not later than sixty (60) days following such notice, except as otherwise agreed by the Optionee and Optionors. At closing, the Optionors shall deliver to Optionee certificates representing Optionors' Shares of the Company, duly endorsed or accompanied by duly executed stock powers or assignments. Optionors shall also execute and deliver a closing certificate, in form and substance satisfactory to the Optionee, warranting and representing to such individuals or entities that:
(i) the Optionors have the full right, power and authority to transfer the shares, and that such shares are being transferred free and clear of all liens, claims and encumbrances; (ii) the shares constitute 100% of the Company stock; and (iii) no other person has any warrants, options, or rights with respect to such Stock; and, Optionee shall deliver the Consideration to the Optionors.

     Section 1.4    Time and Place of Closing.  The  Closing shall take place at
     ----------------------------------------
the office of Optionee or such other place and/or date as the parties hereto may agree upon, which date shall be the Closing Date.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

                            OF OPTIONORS AND COMPANY

In order to induce the Optionee to enter into this Agreement and to consummate the transaction herein contemplated, the Optionors and the Company make the following representations and warranties:

     Section 2.1  Status  and  Effect  of Delivery of the Shares.  Optionors are
     -----------------------------------------------------------
authorized to sell the control, stock, beneficial ownership, and other indicia of ownership of the


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
Company to the Optionee at the Closing in accordance with this Agreement will vest good and marketable title thereto in the Optionee, free and clear of any liens, pledges, and encumbrances.

     Section 2.2    Binding  Obligation.  This  Agreement has been duly executed
     ----------------------------------
and delivered by Optionors and the Company and is a valid and binding obligation of Optionors and the Company, enforceable in accordance with its terms. The execution and delivery of this Agreement by Optionors and the transfer of ownership of the Company to Optionee by Optionors will not require the consent or approval of any governmental authority or agency, or constitute a violation of any law, rule, regulation or order of any such authority or agency or any judicial order to which Optionors or the Company is subject.

     Section 2.3    Organization,  Power  and  Authority  of  the  Company.  The
     ---------------------------------------------------------------------
Company is a corporation duly organized and legally existing in good standing under the laws of the State of North Carolina, and has full corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted, to enter into this Agreement and to carry out the transaction herein contemplated.

     Section 2.4    Subsidiaries  of  the  Company.  The  Company  has no equity
     ---------------------------------------------
interest or the right or obligation to acquire an equity interest in any other business or entity.

     Section 2.5    Tax  Matters.  The  Company  has  timely filed, or will file
     ---------------------------
within ten (10) days of the date of this Agreement, all tax returns required to be filed by it, including without limitation, all local, national, and foreign tax returns, and has paid in fall all taxes, penalties, and assessments shown on or required by the filing of such returns or has made adequate provision for the payment thereof. All such returns are true and correct in all material respects. There are no tax liens upon any property or assets of the Company, except for taxes not yet due and payable.

     Section 2.6    Compliance  with  Laws  by  Optionors  and  the  Company.
     -----------------------------------------------------------------------
Optionors and the Company are in material compliance with all laws, regulations and orders applicable to the Company, its assets, properties, and business.

     Section 2.7    Mining  Permit.  The  Company  is  the  exclusive  owner and
     -----------------------------
holder of the Barringer Mining Permit issued by the State of North Carolina, a copy of which is attached hereto and made a part hereof. The Mining Permit is validly issued and is not subject to cancellation or termination other than as provided by the governing law and rules applicable thereto.

     Section 2.8    Mining  License.  The  Company  is  the  exclusive owner and
     ------------------------------
holder of a Mining License issued pursuant to the federal Mine Health and Safety Act, a copy of which is attached hereto and made a part hereof. The Mining
License is validly issued and is not subject to cancellation or termination other than as provided by the governing law and rules applicable thereto.


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
                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE OPTIONEE

     In order to induce the Optionors to enter into this Agreement and to consummate the transaction herein contemplated, the Optionee makes the following representations and warranties:

     Section 3.1    Organization, Power and Authority of Optionee.  The Optionee
     ------------------------------------------------------------
is a corporation subject to the laws of the State of Georgia, with full power and authority to enter into this Agreement and the transaction herein contemplated.

     Section 3.2    Due  Authorization;  Binding  Obligation.  The  execution,
     -------------------------------------------------------
delivery and performance of this Agreement and the consummation of the transaction herein contemplated are duly authorized. This Agreement has been duly executed and delivered by the Optionee and is a valid and binding obligation of the Optionee, enforceable in accordance with its terms. Neither the execution and delivery of this Agreement nor the consummation of the transaction herein contemplated will result in any breach of or default under any mortgage, contract, agreement, indenture, will, trust or other instrument which is binding upon or enforceable against the Optionee, or require any additional consents or approvals.


                                   ARTICLE IV

                    CONDITIONS TO THE OBLIGATION OF OPTIONEE

     The obligation of the Optionee to purchase the control, stock, beneficial ownership, and other indicia of ownership of the Company from the Optionors shall be subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

     Section 4.1    Accuracy  of  Representations  and Warranties and Compliance
     ---------------------------------------------------------------------------
with  Obligations.  The representations and warranties of Optionors contained in
-----------------
this Agreement shall have been true and correct in all material respects at and as of the Closing Date with the same force and effect as though made at and as of that time. Optionors shall have performed and complied in all material respects with all of the obligations required by this Agreement to be performed or complied with by it, at or prior to the Closing Date.

     Section 4.2    No  Material  Adverse  Change or Occurrence.  From and after
     ----------------------------------------------------------
the date hereof and until the Closing Date, there shall have been no change in the business or properties of the Company or in the financial condition of the Company, other than changes which in the aggregate shall not have had a material adverse effect on the business, properties, financial condition or results of operations of the Company, and the property, business or operations of the Company shall not have been adversely affected in any material way by fire, accident or other casualty (whether or


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
not  covered  by  insurance).

     Section 4.3    Minute Book and Ownership Records.  The Optionors shall have
     ------------------------------------------------
made available to the Optionee for his inspection the minute books, stock records, and records of beneficial ownership or other indicia of ownership of the Company.

     Section 4.4    Tax Returns.  Optionors shall fulfill the tax returns filing
     --------------------------
obligations  required  by all local, national and foreign authorities within ten
(10)  days  of  the  date  of  this  Agreement.

     Section 4.5    Barringer  Mine  Closing.  Optionors  and Flagship Holdings,
     ---------------------------------------
Inc., a Georgia corporation shall have successfully completed the closing of the sale to Flagship Holdings, Inc. from Optionors of the Barringer Mine property located in Stanly County, North Carolina, consisting of approximately 242 acres, as more particularly described in the "legal description" attached hereto and made a part hereof.


                                    ARTICLE V

                     CONDITIONS TO OBLIGATIONS OF OPTIONORS

     The obligation of Optionors to sell the control, stock, beneficial ownership, and other indicia of ownership of the Company to Optionee shall be subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

     Section 5.1    Accuracy  of  Representations  and Warranties and Compliance
     ---------------------------------------------------------------------------
with  Obligations.  The representations and warranties of the Optionee contained
-----------------
in this Agreement shall have been true and correct in all material respects at and as of the date hereof, and they shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though made at and as of that time. The Optionee shall have performed and complied in all material respects with all of his obligations required by this Agreement to be performed or complied with at or prior to the Closing Date.


                                   ARTICLE VI

                                  MISCELLANEOUS

     Section 6.1    Brokers,  Commissions  and Other Expenses.  The Optionee and
     --------------------------------------------------------
Optionors shall each hold the other party harmless from any commission, fee or claim of any person, firm or corporation employed or retained, or reasonably claiming to be employed or retained by the Optionee or Optionors respectively, to bring about, or to represent one of them in, the transaction herein contemplated.


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
     Section 6.2    Amendment  and  Modification.  The parties may amend, modify
     -------------------------------------------
and supplement this Agreement in such manner as may be agreed upon by them in writing.

     Section 6.3    Termination.  Anything  to  the  contrary  herein
     --------------------------
notwithstanding, this Agreement may be terminated and the transaction herein contemplated may be abandoned:

          (a) By the mutual written consent of all the parties hereto at any time prior to the Closing Date;

          (b) By the Optionee at any time prior to the Closing Date if there shall be a pending action or proceeding by or before any court or other governmental or regulatory body which shall seek to restrain, prohibit or invalidate the sale of the control, stock, beneficial ownership, or other indicia of ownership of the Company or the transaction contemplated herein, or materially affect the right of the Optionee to own the control, stock, beneficial ownership, or the other indicia of ownership of the Company;

          (c) By the Optionee in the event of the material breach by the Optionors of any provision of this Agreement, which breach is not remedied by the Optionors or waived by the Optionee within five (5) days after receipt of notice thereof from the Optionee; and

          (d) By the Optionors in the event of the material breach by the Optionee of any provision of this Agreement, which breach is not remedied within thirty (30) days after receipt of notice thereof from the Optionors,

     Section 6.4    Indemnification.  Optionors  agrees  to  indemnify  and hold
     ------------------------------
harmless the Optionee and all of its employees, consultants, agents and affiliates from and against all claims, liabilities and damages, of any kind, arising prior to the Closing.

     Section 6.5    Binding  Effect.  This  Agreement  shall be binding upon and
     ------------------------------
shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives.

     Section 6.6    Entire Agreement.  This  Agreement and the exhibits attached
     -------------------------------
hereto contain the entire agreement of the parties hereto with respect to the transaction contemplated herein and supersede all prior understandings, agreements and representations of the parties with respect to the subject matter hereof.

     Section 6.7    Headings.  The  descriptive  headings  in this Agreement are
     -----------------------
inserted  for  convenience  only  and  do not constitute part of this Agreement.

     Section 6.8    Governing  Law.  This  Agreement  shall  be  governed by and
     -----------------------------
construed in accordance with the laws of the State of Georgia applicable to contracts made and to be performed therein.


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
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                            OPTIONEE:
                                            CHARYS HOLDING COMPANY, INC.

                                            By: /s/ Billy V. Ray, Jr.
                                               ----------------------------


                                            OPTIONEE:

                                            /s/ Joe F. Carter
                                            -------------------------------
                                            Joe F. Carter

                                            /s/ Carol F. Carter
                                            -------------------------------
                                            Carol F. Carter


                                            COMPANY:
                                            J. F. CARTER & CO., INC.

                                            By: /s/ Joe F. Carter
                                               ----------------------------


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